Exhibit 99.1

FLIKDATE, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2013

1

Lichter, Yu and Associates, inc.

Certified Public Accountants

16133 Ventura Blvd., suite 450

encino, California 91436

Tel (818)789-0265 Fax (818) 789-3949

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of

Flikdate, Inc.

We have audited the accompanying balance sheet of Flikdate, Inc. (the “Company”) as of December 31, 2013, and the related statement of operations, stockholders' deficit, and cash flows for the period from inception (November 28, 2012) to December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013, and the results of its operations and its cash flows for the period from inception (November 28, 2012) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has an accumulated deficit of $244,131 and limited operating history which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty

Lichter, Yu & Associates, Inc.

Encino, California

July 15, 2014

2

FLIKDATE, INC.

BALANCE SHEET

DECEMBER 31, 2013

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$205
TOTAL CURRENT ASSETS	205

NON-CURRENT ASSETS
Intangible assets, net	55,800
Property and equipment, net	1,653
Goodwill	117,224
TOTAL NON-CURRENT ASSETS	174,677

TOTAL ASSETS	$174,882

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$26,955
Officer loan payable	11,181
Convertible notes, current portion	104,323
TOTAL CURRENT LIABILITIES	142,459

NON-CURRENT LIABILITIES
Convertible notes, net of current portion	275,717
TOTAL NON-CURRENT LIABILITIES	275,717

TOTAL LIABILITIES	418,176

STOCKHOLDERS' DEFICIT

Common stock, $0.0001 par value, 20,000,000 shares authorized, 11,201,000 shares issued and outstanding	1,120

Subscription receivable	(283)
Accumulated deficit	(244,131)
TOTAL STOCKHOLDERS' DEFICIT	(243,294)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$174,882

The accompanying notes are an integral part of these financial statements

3

FLIKDATE, INC.

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM INCEPTION (NOVEMBER 28, 2012 ) TO DECEMBER 31, 2013

Revenue	$28
Cost of revenue	6,067
Gross profit	(6,039)

Operating Expenses
Research and development expense	144,005
Depreciation and amortization expense	19,507
General and administration expenses	69,651
Total operating expenses	233,163
Loss from operations	(239,202)

Other Expense
Interest expense	4,929
Total Other Expense	4,929
Loss before provision for income taxes	(244,131)

Provision for income taxes	-

Net loss	$(244,131)

Net loss per share
Basic	$(0.022)
Diluted	$(0.022)

Weighted average number of shares used in computing basic and diluted net loss per share:

Basic	11,201,000
Diluted	11,201,000

The accompanying notes are an integral part of these financial statements

4

FLIKDATE, INC.

STATEMENT OF STOCKHOLDERS ' DEFICIT

FOR THE PERIOD FROM INCEPTION (NOVEMBER 28, 2012 ) TO DECEMBER 31, 2013

				Total
	Common Stock		Subscription	Accumulated	Stockholders'
	Shares	Amount	Receivable	Deficit	Deficit

Issuance of shares on November 28, 2012	11,201,000	$1,120	$(283)	$-	$837

Net income from inception to December 31, 2013	-	-	-	(244,131)	(244,131)

Balance December 31, 2013	11,201,000	$1,120	$(283)	$(244,131)	$(243,294)

The accompanying notes are an integral part of these financial statements

5

FLIKDATE, INC.

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM INCEPTION (NOVEMBER 28, 2012) TO DECEMBER 31, 2013

Net loss	$(244,131)
Adjustments to reconcile net loss to net cash used in operating activities:

Depreciation and amortization	19,507

Increase in current liabilities:
Accounts payable and accrued expenses	26,955
Net cash used in operating activities	(197,669)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment	(1,910)
Purchase of intangible assets	(3,994)
Cash acquired in acquisition	1,737
Net cash used in investing activities	(4,167)

CASH FLOWS FROM FINANCING ACTIVITIES
Shareholder loan	(819)
Proceeds from issuance of shares	837
Convertible notes	202,023
Net cash provided by financing activities	202,041

Net increase in cash and cash equivalents	205

Cash and cash equivalents at the beginning of the period	-

Cash and cash equivalents at the end of the period	$205

SUPPLEMENTAL DISCLOSURES :

Cash paid during the year for:
Income tax payments	$-
Interest payments	$-

The accompanying notes are an integral part of these financial statements

6

FLIKDATE, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

Note 1 – BASIS OF PRESENTATION AND ORGANIZATION

Basis of Presentation

Flikdate, Inc., (the ”Company”) was incorporated under the laws of the State of Delaware on November 28, 2012. On April 9, 2013, Flikdate, Inc. merged with Flikdate, LLC. Under the terms of the Merger Agreement, the sole member of Flikdate, LLC received a total of 100 shares of voting common stock of Flikdate, Inc. In addition, pursuant to the agreement, Flikdate, LLC ceased as of April 9, 2013.

Organization

Flikdate has developed a software application to enable men and women to engage in live video social “dating” interaction on their mobile phones.  The technology permits users to go on a virtual date and quickly skip – or “flik” in the parlance of the application - between multiple users. Flikdate is the world's first real-time video speed dating platform and it generates revenue from a patented technology which bills users per duration of video session.

When used in these notes, the terms "Company," "we," "our," or "us" mean Flikdate, Inc.

Going Concern

These financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. As of December 31, 2013, the Company has not recognized significant revenue, and has a working capital deficit of $142,254 and an accumulated deficit of $244,131. The continuation of the Company as a going concern is dependent upon the continued financial support from its management, and its ability to identify future investment opportunities and obtain the necessary debt or equity financing, and generating profitable operations from the Company’s future operations. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern.  These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements were prepared in conformity with generally accepted accounting principles in the United States (“US GAAP”).

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the consolidated financial statements in the period they are determined.

Reportable Segment

The Company has one reportable segment. The Company’s activities are interrelated and each activity is dependent upon and supportive of the other. Accordingly, all significant operating decisions are based on analysis of financial products provided as a single global business.

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Revenue Recognition

Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectability is probable. Revenue generally is recognized net of allowances for returns and any taxes collected from customers and subsequently remitted to governmental authorities.

Cost of Revenue

Cost of revenue includes; programs licensed; operating costs including costs of funds and related product support service centers to drive traffic to our websites, costs incurred to support and maintain products and services, costs associated with the delivery of consulting services and the amortization of capitalized intangible software costs. Capitalized intangible software costs are amortized over the estimated lives of the products.

Research and Development

Research and development expenses include payroll, employee benefits, and other headcount-related expenses associated with product development. Research and development expenses also include third-party development and programming costs, localization costs incurred to translate software for international markets, and the amortization of purchased software code and services content. Such costs related to software development are included in research and development expense until the point that technological feasibility is reached, which for our software products, is generally shortly before the products are put into service. Once technological feasibility is reached, such costs are capitalized and amortized to cost of revenue over the estimated lives of the products. Research and development expense is included as an operating expense.

Income Taxes

The Company utilizes FASB Accounting Standards Codification (ASC) Topic 740, Income Taxes, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that were included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company follows FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, (codified in FASB ASC Topic 740). When tax returns are filed, it is likely that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above is reflected as a liability for unrecognized tax benefits in the accompanying balance sheets along with any associated interest and penalties that would be payable to the taxing authorities upon examination. Interest associated with unrecognized tax benefits is classified as interest expense and penalties are classified in selling, general and administrative expenses in the statements of income.

As of December 31, 2013, the Company had not taken any significant uncertain tax positions on its tax returns for 2013 and prior years or in computing its tax provision for 2013.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions.

8

Risks and Uncertainties

The Company is subject to risks from, among other things, competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements and technologies and limited operating history.

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and legal counsel assess such contingent liabilities, and such assessment inherently involves judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed. Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Cash and Equivalents

Cash and equivalents include cash in hand and cash in demand deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts.

Property & Equipment

Property and equipment is stated at cost and depreciated using the straight-line method over the shorter of the estimated useful life of the asset or the lease term. The estimated useful lives of our property and equipment are generally as follows:

Computer software	3 to 10 years
Computer hardware	5 to 15 years
Furniture and equipment	3 to 5 years

As of December 31, 2013, Property & Equipment consisted of the following:

Office equipment	$1,103
Furnitures and fixtures	807
Accumulated Depreciation	(257)
$1,653

As of December 31, 2013, depreciation expense was $257.

Fair Value of Financial Instruments

For certain of the Company’s financial instruments, including cash and equivalents, restricted cash, accounts receivable, accounts payable, accrued liabilities and short-term debt, the carrying amounts approximate their fair values due to their short maturities. ASC Topic 820, “Fair Value Measurements and Disclosures,” requires disclosure of the fair value of financial instruments held by the Company. ASC Topic 825, “Financial Instruments,” defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the consolidated balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

9

Level 1 inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets.

Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company analyzes all financial instruments with features of both liabilities and equity under ASC 480, “Distinguishing Liabilities from Equity,” and ASC 815.

As of December 31, 2013, the Company did not identify any assets and liabilities that are required to be presented on the balance sheet at fair value.

Earnings Per Share (EPS)

Basic EPS is computed by dividing income available to common shareholders and equivalents by the weighted average number of common shares and equivalents outstanding for the period. Diluted EPS is computed similar to basic net income per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if all the potential common shares, warrants and stock options had been issued and if the additional common shares were dilutive. Diluted EPS is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method for the outstanding options and the if-converted method for the outstanding convertible preferred shares. Under the treasury stock method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. Under the if-converted method, convertible outstanding instruments are assumed to be converted into common stock at the beginning of the period (or at the time of issuance, if later).

The following table sets forth the computation of basic and diluted earnings per share for period ended December 31, 2013:

2013

Net loss	$(244,131)

Weighted average number of shares used in computing basic and diluted net loss per share:

Basic	11,201,000
Diluted	11,201,000

Net loss per share
Basic	$(0.022)
Diluted:	$(0.022)

Diluted EPS reflects the potential dilution of securities that could share in the earnings or losses of the entity.  For the year ended December 31, 2013, basic and diluted loss per share are the same since the calculation of diluted per share amounts would result in an anti-dilutive calculation

10

Goodwill

Goodwill represents the excess of the purchase price over the fair value of the net assets acquired in a business combination. Goodwill is not amortized but is evaluated for impairment at the reporting unit level annually as of December 31, or more frequently if events or changes in circumstances indicate that impairment may exist.

Effective November 28, 2012, the Company adopted ASU 2011-08, which allows the Company to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. This step serves as the basis for determining whether it is necessary to perform the two-step goodwill impairment test. The two-step test first compares the fair value of the reporting unit to its carrying value. If the fair value exceeds the carrying value, no impairment exists, and the second step is not performed. If the fair value is less than the carrying value, the second step is performed to compute the amount of the impairment by comparing the implied fair value of reporting unit goodwill with the carrying amount of that goodwill. The adoption did not have a material impact on the consolidated financial statements.

The Company evaluated its goodwill for impairment on December 31, 2013, and concluded there was no impairment as of that date.

Intangible Assets

The Company records identifiable intangible assets at fair value on the date of acquisition and evaluates the useful life of each asset. Finite-lived intangible assets primarily consist of software development capitalized. Finite-lived intangible assets are amortized on a straight-line basis and are tested for recoverability if events or changes in circumstances indicate that their carrying amounts may not be recoverable. These intangibles have useful lives ranging from 1 to 10 years. No events or changes in circumstances indicate that impairment existed as of December 31, 2013.

Recently Issued Accounting Pronouncements

In February 2013, the FASB issued ASU No. 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income (ASU 2013-02). This new accounting standard improves the reporting of reclassifications out of accumulated other comprehensive income (AOCI) by requiring an entity to report the effect of significant reclassifications out of AOCI on the respective line items in net income if the amount being reclassified is required under GAAP to be reclassified in its entirety to net income. For other amounts that are not required under GAAP to be reclassified in their entirety to net income in the same reporting period, an entity is required to cross-reference other disclosures required under GAAP that provide additional detail about those amounts. We adopted this new guidance on January 1, 2013 and the adoption did not have a material effect on our financial statements.

Note 3 – MERGER AGREEMENT

On April 9, 2013, Flikdate, Inc. completed the Merger Agreement with Flikdate, LLC. Accordingly Flikdate, Inc. acquired all of the assets and assumed all the liabilities of Flikdate, LLC. The merger was accounted for using the acquisition method of accounting and as of April 9, 2013, Flikdate, LLC ceased to exist and Flikdate, Inc. was the surviving entity.

Prior to the merger, the Company did not have significant revenue or business. The acquisition of Flikdate, LLC helped the Company establish a new business.

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The following table presents the allocation of the acquisition cost, including professional fees, and other related acquisition costs, to the assets acquired and liabilities assumed:

Cash and cash equivalents	$1,737
Development costs, net	55,611
Trademarks	15,444
Total assets	$72,792

Loans payable	$12,000
Notes payable	178,016
Total liabilities	$190,016

Net tangible assets acquired	$(117,224)

Cost
Total cost of investment	$-
Less intangible asset (customer relationship)	-
Less intangible asset (proprietary technology)	-
Less intangible asset (Design)	-
Net tangible assets acquired	117,224

Goodwill	$117,224

There was no difference in the book value and the fair market value for the assets acquired.

Note 4 – INTANGIBLE ASSETS

Intangible assets consist of the following as of December 31, 2013:

Development costs	$77,000
Trademarks	19,438
Intangible assets	96,438
Accumulated amortization	(40,638)
$55,800

Development costs are amortized over 3 years. Amortization expense was $19,250 for the year ended December 31, 2013.

Trademarks were deemed to have indefinite lives and is not amortized but tested for impairment. As of December 31, 2013, the Company concluded there was no impairment.

Amortization for the Company’s intangible assets over the next five fiscal years from December 31, 2013 is estimated to be:

December 31, 2014	$25,667
December 31, 2015	10,695
Total	$36,362

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Note 5 – ACCOUNTS PAYABLE AND ACCRUED EXPENSES

As of December 31, 2013, accounts payable and accrued expenses consist of the following:

Accounts payable	$10,803
Accrued expenses	16,151
Total	$26,954

Note 6 –OFFICER LOAN

The Company has a loan payable in the amount of $11,181 to an officer and shareholder.  The loan is interest free and due on demand.

Note 7 – CONVERTIBLE NOTES

The company has issued $375,111 of convertible notes payable as of December 31, 2013. Terms of the notes include; right to convert the note automatically at the next equity financing or upon the event of a Corporate Transaction prior to full payment of a note or prior to the time when a note may be converted and interest accrued at the rate of six percent (6%) per annum, compounded annually. Accrued interest of $4,929 has been added to the note balances as of December 31, 2013 as interest is compounded annually.

Convertible note, due October 9, 2014	$104,323
Convertible note, due March 10, 2015	20,368
Convertible note, due May 10, 2015	25,290
Convertible note, due June 30, 2015	230,059

Total	$380,040

Current portion	$104,323
Long term portion	275,717

$380,040.00

Note 8 – RELATED PARTY TRANSACTIONS

During the year ended December 31, 2013, the Company contracted services from a related company controlled by shareholders and officers of this Company. Contracted services included development and technology costs and administrative services that amounted to $82,380.

Note 9 – INCOME TAX

The following is the income tax expense reflected in the Statement of Operations for the year ended December 31, 2013:

INCOME TAX EXPENSE

2013
Income tax expense - current	$-
Income tax expense - deferred	-
Total	$-

13

The following are the components of income before income tax reflected in the Statement of Operations for the year ended December 31, 2013:

COMPONENTS OF INCOME BEFORE INCOME TAX

2013
Loss before income tax	$(244,131)
Income tax	$-
Effective tax rate	0%

Note 9 – INCOME TAX (CONTINUED)

The following is a reconciliation of the provision for income taxes at the US federal income tax rate to the income taxes reflected in the Statement of Operations for the years ended June 30, 2013 and 2012:

INCOME TAX RATE RECONCILIATION

2013
US statutory rates	34%
Loss from operations	(34)%
Tax expenses at actual rate	-%

Deferred income taxes arise from temporary differences between the tax and financial statement recognition of revenue and expense. In evaluating the ability to recover the deferred tax assets within the jurisdiction from which they arise, the Company considered all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies and recent financial operations. In projecting future taxable income, the Company began with historical results adjusted for changes in accounting policies and incorporates assumptions including the amount of future pretax operating income, the reversal of temporary differences, and the implementation of feasible and prudent tax planning strategies. These assumptions require significant judgment about the forecasts of future taxable income and are consistent with the plans and estimate the Company are using to manage the underlying businesses. In evaluating the objective evidence that historical results provide, the Company consider three years of cumulative operating income (loss).

As of December 31, 2013, Flikdate had NOL’s of approximately $244,141 to offset future taxable income in the US. Federal NOLs can generally be carried forward 20 years. The deferred tax assets at December 31, 2013 were fully reserved. Management believes it is more likely than not that these assets will not be realized in the near future.

Note 10 –STOCKHOLDERS’ DEFICIT

Common Stock

The Company has 20,000,000 shares of Common Stock authorized at a par value of $0.0001 as of December 31, 2013. There were 11,201,000 shares issued and outstanding as of December 31, 2013. Each Common shareholder has one (1) vote.

Dividend Policy

The Company has not yet adopted a policy regarding the payment of dividends and no dividends have been declared.

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Note 11 –SUBSEQUENT EVENTS

Management has evaluated events subsequent through July 15, 2014 for transactions and other events that may require adjustment of and/or disclosure in such financial statements and these included:

•	The company issued a convertible note payable in the amount of $350,000 in April 2014

•	All of the convertible notes were converted for 1,912,674 shares of common stock on May 13, 2014

•	On May 12, 2014 the Company entered into an agreement of merger (Agreement) by, and among, Crossbox, Inc. (Crossbox) and FD Acquisition Corp, Inc. (a wholly owned subsidiary of Crossbox, Inc.)(Merger Sub), which was subsequently amended and restated on June 30, 2014.

Terms of the Agreement include the merger of the Company into Merger Sub. Upon consummation of the merger, Merger Sub will cease to exist and the Company will become a wholly owned subsidiary of Crossbox. Immediately following the effective date of the merger the holders of Crossbox common shares prior to the transaction will collectively own approximately 28.5% of the now outstanding common shares and Flikdate shareholders will own collectively approximately 71.5% of the now outstanding common shares of Crossbox.

•	On July 10, 2014, the Company completed a private placement of 2,397,000 shares of its common stock to 12 accredited investors and received subscriptions for such shares aggregating $359,550 which are evidenced by 4% fully recourse notes of the purchasers of the shares.

15

FLIKDATE, INC.

FINANCIAL STATEMENTS

JUNE 30, 2014 AND 2013

(UNAUDITED)

 INDEX TO FINANCIAL STATEMENTS

Balance Sheets	2

Statements of Operations	3

Statements of Cash Flows	4

Notes to Financial Statements	5

1

FLIKDATE, INC.

BALANCE SHEETS

	June 30, 2014
	(Unaudited)	December 31, 2013
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$142,252	$205
TOTAL CURRENT ASSETS	142,252	205

NON-CURRENT ASSETS
Intangible assets, net	42,967	55,800
Property and equipment, net	6,533	1,653
Goodwill	117,224	117,224
TOTAL NON-CURRENT ASSETS	166,724	174,677

TOTAL ASSETS	$308,976	$174,882

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$20,018	$26,955
Officer loan payable	11,181	11,181
Convertible notes, current portion	-	104,323
TOTAL CURRENT LIABILITIES	31,199	142,459

NON-CURRENT LIABILITIES
Convertible notes, net of current portion	-	275,717
TOTAL NON-CURRENT LIABILITIES	-	275,717

TOTAL LIABILITIES	31,199	418,176

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $0.0001 par value, 20,000,000 shares authorized, 14,880,674 and 11,201,000 shares issued and outstanding, respectively	1,488	1,120
Additional paid-in capital	3,349,528	-
Subscription receivable	(220)	(283)
Accumulated deficit	(3,073,019)	(244,131)
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	277,777	(243,294)

TOTAL LIABILITIES AND STOCKHOLDERS ' EQUITY (DEFICIT)	$308,976	$174,882

The accompanying notes are an integral part of the unaudited financial statements

2

FLIKDATE, INC.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND 2013

(UNAUDITED)

	Six Months Ended
	June 30, 2014	June 30, 2013
Revenue	$67	$-
Cost of revenue	-	-
Gross profit	67	-

Operating Expenses
Research and development expense	135,556	21,900
Depreciation and amortization expense	13,040	6,506
General and administration expenses	2,679,138	11,841
Total operating expenses	2,827,734	40,247
Loss from operations	(2,827,667)	(40,247)

Other Expense
Interest expense	1,221	1,347
Total Other Expense	1,221	1,347
Loss before provision for income taxes	(2,828,888)	(41,594)

Provision for income taxes	-	-

Net loss	$(2,828,888)	$(41,594)

Net loss per share
Basic	$(0.246)	$(0.004)
Diluted	$(0.246)	$(0.004)

Weighted average number of shares used in computing basic and diluted net loss per share:

Basic	11,483,582	11,201,000
Diluted	11,483,582	11,201,000

The accompanying notes are an integral part of the unaudited financial statements

3

FLIKDATE, INC.

STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND 2013

(UNAUDITED)

	Six Months Ended
	June 30, 2014	June 30, 2013

Net loss	$(2,828,888)	$(41,594)
Adjustments to reconcile net loss to net cash used in operating activities:

Depreciation and amortization	13,040	6,506
Stock issued for consulting services	2,607,697	-

Increase (decrease) in current liabilities:
Accounts payable and accrued expenses	(6,937)	9,212
Net cash used in operating activities	(215,088)	(25,876)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment	(5,087)	(807)
Cash acquired in acquisition	-	1,737
Net cash (used in) provided by investing activities	(5,087)	930

CASH FLOWS FROM FINANCING ACTIVITIES
Shareholder loan	-	23,169
(Purchase) issuance of common stock	(63)	837
Convertible notes	362,285	1,347
Net cash provided by financing activities	362,222	25,353

Net increase in cash and cash equivalents	142,047	407

Cash and cash equivalents at the beginning of the period	205	-

Cash and cash equivalents at the end of the period	$142,252	$407

SUPPLEMENTAL DISCLOSURES:

Common stock issued for conversion of notes	$742,262	$-

Cash paid during the year for:
Income tax payments	$-	$-
Interest payments	$-	$-

The accompanying notes are an integral part of the unaudited financial statements

4

FLIKDATE, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2014

(UNAUDITED)

Note 1 – BASIS OF PRESENTATION AND ORGANIZATION

Basis of Presentation

Flikdate, Inc., (the ”Company”) was incorporated under the laws of the State of Delaware on November 28, 2012. On April 9, 2013, Flikdate, Inc. merged with Flikdate, LLC. Under the terms of the Merger Agreement, the sole member of Flikdate, LLC received a total of 100 shares of voting common stock of Flikdate, Inc. In addition, pursuant to the agreement, Flikdate, LLC ceased as of April 9, 2013.

Organization

Flikdate has developed a software application to enable men and women to engage in live video social “dating” interaction on their mobile phones.  The technology permits users to go on a virtual date and quickly skip – or “flik” in the parlance of the application - between multiple users. Flikdate is the world's first real-time video speed dating platform and it generates revenue from a patented technology which bills users per duration of video session.

When used in these notes, the terms "Company," "we," "our," or "us" mean Flikdate, Inc.

Going Concern

These financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. As of June 30, 2014, the Company has not recognized significant revenue, and has an accumulated deficit of $3,073,019. The continuation of the Company as a going concern is dependent upon the continued financial support from its management, and its ability to identify future investment opportunities and obtain the necessary debt or equity financing, and generating profitable operations from the Company’s future operations. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern.  These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements were prepared in conformity with generally accepted accounting principles in the United States (“US GAAP”).

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the consolidated financial statements in the period they are determined.

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Reportable Segment

The Company has one reportable segment. The Company’s activities are interrelated and each activity is dependent upon and supportive of the other. Accordingly, all significant operating decisions are based on analysis of financial products provided as a single global business.

Revenue Recognition

Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectability is probable. Revenue generally is recognized net of allowances for returns and any taxes collected from customers and subsequently remitted to governmental authorities.

Cost of Revenue

Cost of revenue includes; programs licensed; operating costs including costs of funds and related product support service centers to drive traffic to our websites, costs incurred to support and maintain products and services, costs associated with the delivery of consulting services and the amortization of capitalized intangible software costs. Capitalized intangible software costs are amortized over the estimated lives of the products.

Research and Development

Research and development expenses include payroll, employee benefits, and other headcount-related expenses associated with product development. Research and development expenses also include third-party development and programming costs, localization costs incurred to translate software for international markets, and the amortization of purchased software code and services content. Such costs related to software development are included in research and development expense until the point that technological feasibility is reached, which for our software products, is generally shortly before the products are put into service. Once technological feasibility is reached, such costs are capitalized and amortized to cost of revenue over the estimated lives of the products. Research and development expense is included as an operating expense.

Income Taxes

The Company utilizes FASB Accounting Standards Codification (ASC) Topic 740, Income Taxes, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that were included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company follows FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, (codified in FASB ASC Topic 740). When tax returns are filed, it is likely that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above is reflected as a liability for unrecognized tax benefits in the accompanying balance sheets along with any associated interest and penalties that would be payable to the taxing authorities upon examination. Interest associated with unrecognized tax benefits is classified as interest expense and penalties are classified in selling, general and administrative expenses in the statements of income.

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As of June 30, 2014 and 2013, the Company had not taken any significant uncertain tax positions on its tax returns for 2013 and prior years or in computing its tax provisions.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions.

Risks and Uncertainties

The Company is subject to risks from, among other things, competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements and technologies and limited operating history.

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and legal counsel assess such contingent liabilities, and such assessment inherently involves judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed. Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Cash and Equivalents

Cash and equivalents include cash in hand and cash in demand deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts.

Property & Equipment

Property and equipment is stated at cost and depreciated using the straight-line method over the shorter of the estimated useful life of the asset or the lease term. The estimated useful lives of our property and equipment are generally as follows:

Computer software	3 to 10 years
Computer hardware	5 to 15 years
Furniture and equipment	3 to 5 years

As of June 30, 2014 and December 31, 2013, Property & Equipment consisted of the following:

	6/30/14	12/31/13
Office equipment	$4,790	$1,103
Furnitures and fixtures	2,207	807
Accumulated Depreciation	(464)	(257)
	$6,533	$1,653

As of June 30, 2014 and 2013, depreciation expense was $207 and $90, respectively.

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Fair Value of Financial Instruments

For certain of the Company’s financial instruments, including cash and equivalents, restricted cash, accounts receivable, accounts payable, accrued liabilities and short-term debt, the carrying amounts approximate their fair values due to their short maturities. ASC Topic 820, “Fair Value Measurements and Disclosures,” requires disclosure of the fair value of financial instruments held by the Company. ASC Topic 825, “Financial Instruments,” defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the consolidated balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

Level 1 inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets.

Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company analyzes all financial instruments with features of both liabilities and equity under ASC 480, “Distinguishing Liabilities from Equity,” and ASC 815.

As of June 30, 2014 and 2013, the Company did not identify any assets and liabilities that are required to be presented on the balance sheet at fair value.

Earnings Per Share (EPS)

Basic EPS is computed by dividing income available to common shareholders and equivalents by the weighted average number of common shares and equivalents outstanding for the period. Diluted EPS is computed similar to basic net income per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if all the potential common shares, warrants and stock options had been issued and if the additional common shares were dilutive. Diluted EPS is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method for the outstanding options and the if-converted method for the outstanding convertible preferred shares. Under the treasury stock method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. Under the if-converted method, convertible outstanding instruments are assumed to be converted into common stock at the beginning of the period (or at the time of issuance, if later).

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The following table sets forth the computation of basic and diluted earnings per share for period ended June 30, 2014 and 2013:

	6/30/14	6/30/13

Net loss	$(2,828,885)	$(41,594)

Weighted average number of shares used in computing basic and diluted net loss per share:

Basic	11,483,582	11,201,000
Diluted	11,483,582	11,201,000

Net loss per share
Basic	$(0.246)	$(0.004)
Diluted:	$(0.246)	$(0.004)

Diluted EPS reflects the potential dilution of securities that could share in the earnings or losses of the entity.  For the six months ended June 30, 2013, basic and diluted loss per share are the same since the calculation of diluted per share amounts would result in an anti-dilutive calculation

Goodwill

Goodwill represents the excess of the purchase price over the fair value of the net assets acquired in a business combination. Goodwill is not amortized but is evaluated for impairment at the reporting unit level annually as of December 31, or more frequently if events or changes in circumstances indicate that impairment may exist.

Effective November 28, 2012, the Company adopted ASU 2011-08, which allows the Company to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. This step serves as the basis for determining whether it is necessary to perform the two-step goodwill impairment test. The two-step test first compares the fair value of the reporting unit to its carrying value. If the fair value exceeds the carrying value, no impairment exists, and the second step is not performed. If the fair value is less than the carrying value, the second step is performed to compute the amount of the impairment by comparing the implied fair value of reporting unit goodwill with the carrying amount of that goodwill. The adoption did not have a material impact on the consolidated financial statements.

The Company evaluated its goodwill for impairment on December 31, 2013, and concluded there was no impairment as of that date.

Intangible Assets

The Company records identifiable intangible assets at fair value on the date of acquisition and evaluates the useful life of each asset. Finite-lived intangible assets primarily consist of software development capitalized. Finite-lived intangible assets are amortized on a straight-line basis and are tested for recoverability if events or changes in circumstances indicate that their carrying amounts may not be recoverable. These intangibles have useful lives ranging from 1 to 10 years. No events or changes in circumstances indicate that impairment existed as of December 31, 2013.

Recently Issued Accounting Pronouncements

There have been no new accounting pronouncements during the sixe months ended June 30, 2014 that we believe would have a material impact on our financial position or results of operations.

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Note 3 – MERGER AGREEMENT

On April 9, 2013, Flikdate, Inc. completed the Merger Agreement with Flikdate, LLC. Accordingly Flikdate, Inc. acquired all of the assets and assumed all the liabilities of Flikdate, LLC. The merger was accounted for using the acquisition method of accounting and as of April 9, 2013, Flikdate, LLC ceased to exist and Flikdate, Inc. was the surviving entity

Prior to the merger, the Company did not have significant revenue or business. The acquisition of Flikdate, LLC helped the Company establish a new business.

The following table presents the allocation of the acquisition cost, including professional fees, and other related acquisition costs, to the assets acquired and liabilities assumed:

Cash and cash equivalents	$1,737
Development costs, net	55,611
Trademarks	15,444
Total assets	$72,792

Loans payable	$12,000
Notes payable	178,016
Total liabilities	$190,016

Net tangible assets acquired	$(117,224)

Cost
Total cost of investment	$-
Less intangible asset (customer relationship)	-
Less intangible asset (proprietary technology)	-
Less intangible asset (Design)	-
Net tangible assets acquired	117,224

Goodwill	$117,224

There was no difference in the book value and the fair market value for the assets acquired.

Note 4 – INTANGIBLE ASSETS

Intangible assets consist of the following as of June 30, 2014 and December 31, 2013:

	6/30/2014	12/31/2013
Development costs	$77,000	$77,000
Trademarks	19,438	19,438
Intangible assets	96,438	96,438
Accumulated amortization	(53,471)	(40,638)

	$42,967	$55,800

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Development costs are amortized over 3 years. Amortization expense was $12,833 and $6,416 for the six months ended June 30, 2014 and 2013, respectively.

Trademarks were deemed to have indefinite lives and is not amortized but tested for impairment. As of June 30, 2014, the Company concluded there was no impairment.

Amortization for the Company’s intangible assets over the next five fiscal years from June 30, 2014 is estimated to be:

June 30, 2015	$23,582

Total	$23,582

Note 5 – ACCOUNTS PAYABLE AND ACCRUED EXPENSES

As of June 30, 2014 and December 31, 2013, accounts payable and accrued expenses consist of the following:

	6/30/2014	12/31/2013
Accounts payable	$20,018	$10,803
Accrued expenses	-	16,151

Total	$20,018	$26,954

Note 6 –OFFICER LOAN

The Company has a loan payable in the amount of $11,181 to an officer and shareholder as of June 30, 2014 and December 31, 2014.  The loan is interest free and due on demand.

Note 7 – CONVERTIBLE NOTES

The Company has issued $375,111 of convertible notes payable as of December 31, 2013. Terms of the notes include; right to convert the note automatically at the next equity financing or upon the event of a Corporate Transaction prior to full payment of a note or prior to the time when a note may be converted and interest accrued at the rate of six percent (6%) per annum, compounded annually. Accrued interest of $15,598 has been added to the note balances and was included in the conversion.

On April 16, 2014 the Company entered into a Convertible Loan Agreement in the amount of $350,000. Terms of the convertible note include interest at the rate of six percent (6%) per annum, compounded annually payable upon maturity. The note was converted into common shares of the Company on May 14, 2014. Accrued interest of $1,553 has been added to the note balance and was included in the conversion.

All convertible notes were converted into shares of common stock on May 14, 2014 including accrued interest through the date of conversion.

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	6/30/2014	12/31/2013
Convertible note, due October 9, 2014	$-	$104,323
Convertible note, due March 10, 2015	-	20,368
Convertible note, due May 10, 2015	-	25,290
Convertible note, due June 30, 2015	-	230,059

Total	$-	$380,040

Current portion	$-	$104,323
Long term portion	-	275,717

	$-	$380,040

Note 8 – RELATED PARTY TRANSACTIONS

During the six months ended June 30, 2014 and 2013, the Company contracted services from a related company controlled by shareholders and officers of this Company. Contracted services included development and technology costs and administrative services that amounted to $49,906 and $0, respectively.

On April 16, 2014 the Company entered into a $350,000 convertible loan agreement, as discussed in Note 7, with a financial fund. The general partners of the financial fund are directors and officers of this Company. The loan was converted into common shares on May 14, 2014.

Note 9 – INCOME TAX

The following is the income tax expense reflected in the Statement of Operations for the six month ended June 30, 2014 and 2013:

INCOME TAX EXPENSE

	6/30/2014	6/30/2013
Income tax expense - current	$-	$-
Income tax expense - deferred	-	-
Total	$-	$-

The following are the components of income before income tax reflected in the Statement of Operations for the six month ended June 30, 2014 and 2013:

COMPONENTS OF INCOME BEFORE INCOME TAX

	6/30/2014	6/30/2013
Loss before income tax	$(2,828,885)	$(41,594)
Income tax	$-	$-
Effective tax rate	0%	0%

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The following is a reconciliation of the provision for income taxes at the US federal income tax rate to the income taxes reflected in the Statement of Operations for the six months ended June 30, 2013 and 2012:

INCOME TAX RATE RECONCILIATION

	6/30/2014	6/30/2013
US statutory rates	34%	34%
Loss from operations	(34)%	(34)%
Tax expenses at actual rate	- %	-%

Deferred income taxes arise from temporary differences between the tax and financial statement recognition of revenue and expense. In evaluating the ability to recover the deferred tax assets within the jurisdiction from which they arise, the Company considered all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies and recent financial operations. In projecting future taxable income, the Company began with historical results adjusted for changes in accounting policies and incorporates assumptions including the amount of future pretax operating income, the reversal of temporary differences, and the implementation of feasible and prudent tax planning strategies. These assumptions require significant judgment about the forecasts of future taxable income and are consistent with the plans and estimate the Company are using to manage the underlying businesses. In evaluating the objective evidence that historical results provide, the Company consider three years of cumulative operating income (loss).

As of June 30, 2014, Flikdate had NOL’s of approximately $3,073,019 to offset future taxable income in the US. Federal NOLs can generally be carried forward 20 years. The deferred tax assets at June 30, 2014 were fully reserved. Management believes it is more likely than not that these assets will not be realized in the near future.

Note 10 –STOCKHOLDERS’ EQUITY (DEFICIT)

Common Stock

The Company has 20,000,000 shares of Common Stock authorized at a par value of $0.0001 as of December 31, 2013. Each Common shareholder has one (1) vote. There were 11,201,000 shares issued and outstanding as of December 31, 2013.

In May 2014 the Company issued 1,912,674 shares of common stock in relation to conversion of notes payable as discussed in Note 7.

In May 2014, the Company purchased 630,000 shares of its common stocks from two individuals at $0.0001 per share and cancelled those shares.

In June 2014 the Company issued 2,397,000 shares of common stock as compensation for services in relation to a contemplated merger between the Company and Crossbox, Inc.

Dividend Policy

The Company has not yet adopted a policy regarding the payment of dividends and no dividends have been declared.

Note 11 –AGREEMENT OF MERGER

On May 12, 2014 the Company entered into an agreement of merger (Agreement) by, and among, Crossbox, Inc. (Crossbox) and FD Acquisition Corp, Inc. (a wholly owned subsidiary of Crossbox, Inc.)(Merger Sub), which was subsequently amended and restated on June 30, 2014.

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Terms of the Agreement include the merger of the Company into Merger Sub. Upon consummation of the merger, Merger Sub will cease to exist and the Company will become a wholly owned subsidiary of Crossbox. Immediately following the effective date of the merger the holders of Crossbox common shares prior to the transaction will collectively own approximately 28.5% of the now outstanding common shares and Flikdate shareholders will own collectively approximately 71.5% of the now outstanding common shares of Crossbox.

Note 12 –SUBSEQUENT EVENTS

Management has evaluated events subsequent through July 15, 2014 for transactions and other events that may require adjustment of and/or disclosure in such financial statements and these included:

We have nothing to report in this regard.

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